PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  MARCH 31, 2013

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q1 2013

May 6, 2013

Dear Shareholder:

Enclosed you will find the quarterly reports for our six funds. Of special interest is the report on the Parnassus Equity Income Fund. As you know, this is the most conservative of our equity funds. Often, I joke with portfolio manager Todd Ahlsten that he runs a fund designed for widows and orphans. This conservative and steady approach has great appeal to investors, and the Parnassus Equity Income Fund is our largest fund. The Fund has achieved excellent long-term performance. Although it isn’t expected to keep up with the market during periods of strong upward movement, it typically more than makes up for it during stock market declines by declining much less than the major indices. What’s remarkable about this past quarter is that there has been a strong stock-market rally, but the Equity Income Fund has gone up substantially more than the S&P 500 Index. For the quarter ended March 31, the Fund (investor shares) has gained 12.70%, compared to only 10.61% for the S&P 500. Even more remarkable, the Equity Income Fund gained 20.87% for the year-ended March 31, compared to 13.96% for the S&P 500. For more information about the Equity Income Fund’s performance, please turn to page 8 of this report. Portfolio managers Todd Ahlsten and Ben Allen have done a magnificent job. With this performance, it looks like I won’t be able to say that it’s a fund for widows and orphans.

For those of you who receive hard copies of these shareholder reports directly from Parnassus, enclosed you will find a copy of an article from FastCompany.com. (For those of you who did not receive the article, you can find a link to the article on our website, www.parnassus.com.) The article gives some interesting history of how the Parnassus Workplace Fund came to be. It also describes how the Workplace Fund’s philosophy of investing in companies that are good places to work.

We now have a new portfolio manager for the Parnassus Fixed-Income Fund. We have named Samantha Palm as the new portfolio manager beginning May 1. Samantha, a graduate of the University of Wisconsin, began her career as an equity analyst at Robert W. Baird. After two years, she moved to San Francisco to work in fixed-income at Wells Fargo Securities. Before joining us, she was a vice president of fixed-income at Wells. We have been impressed with Samantha’s knowledge of fixed-income securities and we’re delighted that she has agreed to join us. I know she will do a good job. In her spare time, Samantha keeps fit with distance-running, cycling and pilates.

Speaking of changes, we now have two new portfolio managers at the Parnassus Fund. I will continue as lead portfolio manager, but senior analysts Ian Sexsmith and Romahlo Wilson will join me as portfolio managers. Both have done excellent work as analysts, so we decided to promote them to give me some help with the Parnassus Fund.

Another piece of big news is that Parnassus Investments has decided to introduce a new fund, the Parnassus Asia Fund, which begins accepting shareholder accounts on May 1. This will be our first mutual fund with an international perspective and will provide shareholders with an opportunity to invest in a part of the world that has rapidly expanding economies and is a center of dynamism and innovation. Like all of the Parnassus funds, the Parnassus Asia Fund will follow a responsible investment approach. I will be the portfolio manager and I will be ably assisted by senior research analyst Billy Hwan. I hope you will consider making an investment in the new Parnassus Asia Fund. More information about this Fund may be found in the Parnassus Funds prospectus.

Yours truly,

Jerome L. Dodson

President

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of March 31, 2013, the net asset value per share (“NAV”) of the Parnassus Fund was $42.97, so the total return for the quarter was 5.79%. This compares to 10.61% for the S&P 500 Index (“S&P 500”) and 10.44% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). Normally, I’d be delighted with a return of almost 6% for a quarter, but this quarter, it doesn’t look too good in comparison with our benchmarks. The market moved sharply higher, but technology and telecommunications did not do as well as the market as a whole. As you will read in the company analysis section, three of the stocks that hurt us the most were related to software and telecommunications. I think these three companies are significantly undervalued and I believe they will bounce back before long.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. For the one-year period, we’re ahead of the Lipper average, but we lag the S&P 500 because of our relatively weak performance for the quarter. The same thing applies to the three-year numbers. We are well ahead of both benchmarks for the five-year period. We are, however, slightly behind the benchmarks for the ten-year period, primarily because some of our best relative performance (in 2000, 2001 and early 2002) have dropped out of the ten-year numbers, leaving some of our worst relative performance periods (in late 2003 and 2004) to lower the ten year average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Fund	13.43	11.33	9.06	8.09	0.90	0.90

S&P 500 Index	13.96	12.68	5.81	8.52	NA	NA

Lipper Multi-Cap Core Average	13.09	10.88	5.27	8.88	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2014. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Three companies sliced 19¢ or more off the value of each Parnassus share for the quarter. Finisar caused the most damage, cutting 34¢ off the NAV, as its stock dropped 19.1% from $16.30 to $13.19. The company makes optical equipment used in telecommunications, and its customers delayed investing in additional network capacity, because they are hesitant to commit significant sums of money until the economy strengthens. Because Internet traffic continues to have strong growth, at some point telecommunications companies will have to make substantial new investments in network capacity, and at that point, Finisar sales should move much higher and so will the stock.

Riverbed Technology also knocked 34¢ off the NAV, as it sank 24.4% during the quarter from $19.72 to $14.91. The company makes software for use in optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. The stock dropped after management reduced its earnings outlook for the upcoming quarter, citing sluggish public sector demand for its core WAN product and higher integration costs from its recent acquisition of OPNET Technologies. We expect demand for Riverbed’s core WAN optimization software will rebound, as trends toward mobile computing and virtualized workplaces drive greater data traffic across wide-area networks. New product releases and merger synergies should also boost profits next year.

PARNASSUS FUNDS	Quarterly Report • Q1 2013

EZchip Semiconductor, a designer of semiconductors used in data centers, enterprise networks and telecommunications equipment, saw its stock drop 27% during the quarter, from $33.07 to $24.13 for a loss of 19¢ per fund share. EZchip reduced its long-term revenue outlook after one of its customers, Huawei, decided to design its own semiconductors rather than purchase from EZchip. Investors are worried that other customers may begin to design their own chips. Although this is a risk, we think that EZchip’s technology is of such a high quality, and the costs to switch are so great, that the company will remain the undisputed leader in network-processors. After the drop in price, the stock is trading at its lowest valuation in two years.

Four portfolio companies each added 19¢ or more to each fund share. The biggest winner was Applied Materials, which added 35¢ to the NAV, as its stock climbed 17.8% from $11.44 to $13.48. The company is the biggest maker of semiconductor manufacturing equipment, selling to large chipmakers like Intel and Taiwan Semiconductor Manufacturing. Customers are increasing capacity to build chips for the growing markets for smartphones and tablets.

Shares of Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 23.2% from $14.36 to $17.69 during the quarter, contributing 33¢ to each fund share. Although earnings increased modestly in the first quarter, the driving force was not net income, but rather an expected increase in interest rates. Interest rates, of course, are still very low, but as the economy improves, investors anticipate higher rates, and this was enough to move Schwab’s stock higher. There are three ways that Schwab will make more money with rising rates. First, it will increase the interest earned on margin loans. Second, it will increase the interest earned on loans made by the Schwab Bank. Third, it will enable Schwab to earn a full fee on managing its money market funds. Because of low interest rates, Schwab had to waive most of its fees on these funds, which last year amounted to $587 million.

Gilead Sciences, a biotech company specializing in medicine to treat HIV and liver diseases, added 27¢ to the NAV and rose 19.8% from $36.73 to $44.01, where we sold it during the quarter, because of significant increases in the share price. Stribild, the company’s new once-a-day HIV pill that produces higher viral suppression with fewer side effects, doubled in total prescriptions from year-end 2012 to mid-March of 2013. Gilead also continued to have success developing Sofosbuvir (previously called GS-7977), producing more clinical trial data demonstrating the drug’s effectiveness in curing hepatitis C across different and often difficult-to-cure patient populations. Like Stribild, Sofosbuvir is a more effective treatment and better tolerated than its competition.

Shares of homebuilder DR Horton rose 22.9% from $19.78 to $24.30, contributing 19¢ to each fund share. The stock jumped after the company reported that its quarterly earnings increased by 122%, well above expectations, as both the number of homes sold and the average selling price increased. The housing market continues to improve, and Horton’s broad geographic base and strong balance sheet enabled the company to reap strong earnings. Chairman Donald R. Horton stated in the earnings release that “DR Horton is in the best position it has ever been in its 35-year history,” and the company’s performance backs that up.

Outlook and Strategy

Note: This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers discuss their thoughts in their respective reports.

The last time I discussed outlook and strategy was three months ago, in the annual report for 2012, and I was talking about the great performance my three funds had for the year. Unfortunately, I can’t brag about our performance in the current quarter, so it’s been a humbling experience. In the last report, I said that housing stocks had powered our performance, but that it was unlikely that they would continue moving ahead at that speed in 2013. Instead, I indicated that technology and telecommunications might be the big winners in 2013.

Parnassus Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

So far, that hasn’t happened. While Applied Materials helped the Parnassus Fund and the Workplace Fund, and PMC-Sierra helped the Small-Cap Fund, most technology and telecommunications stocks hurt our performance. Finisar, Riverbed and EZchip cut significant value off the NAV of the Parnassus Fund and the Small-Cap Fund; Riverbed also subtracted a lot of value from each share of the Workplace Fund.

That’s the bad news. The good news is that I think our technology and telecom names have a lot more value than indicated in their current quotations. I expect them to make positive contributions before the year is out.

The economy is clearly recovering, and the stock market is reflecting that recovery. However, stock market indices have come a long way in a short period of time. My feeling is that we could have a correction before long. There might be a sharp decline, but if it were to happen, I think it would only be a temporary phenomenon. The recovery may be rocky, but I believe we’ll continue to see more strength in the housing market, and this should help employment and manufacturing.

Despite the run-up in the stock market, I don’t think that the shares in our portfolios are overvalued. All three of the funds that I manage are positioned for a strong recovery. My views still haven’t changed from the last report, when I said that technology and telecommunications shares could drive strong performance in 2013. I also expect financial shares to help us as the year unfolds.

Thank you very much for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2013, the NAV of the Parnassus Equity Income Fund-Investor Shares was $32.81. After taking dividends into account, the total return for the first quarter was 12.70%. This compares to increases of 10.61% for the S&P 500 Index (“S&P 500”) and 10.56% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. We’re pleased with the Fund’s performance over the past

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Equity Income Fund Investor Shares	20.87	12.04	9.12	9.51	0.90	0.90

Parnassus Equity Income Fund Institutional Shares	21.06	12.27	9.35	9.66	0.68	0.68

S&P 500 Index	13.96	12.68	5.81	8.52	NA	NA

Lipper Equity Income Fund Average	14.25	12.31	5.55	9.17	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 8.86%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2014 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

decade, which has witnessed two major bull markets and one bear market. We outperformed during this period by significantly limiting our loss in the only down year for stocks (2008) and capturing enough of the upside in the positive years. While we slightly underperformed for the three-year period, we’re satisfied that we captured 95% of the S&P 500’s gain in such a strong market environment.

First Quarter Review

2013 got off to a great start with the S&P 500 registering a 10.6% gain for the first three months of the year. The index closed the quarter at 1,569, an all-time high and a staggering 132% above its March 2009 low. Stocks surged on an improvement in the outlook for the U.S. economy, with consensus expectations for 2013 GDP growth increasing from 1.5% to 2.0% during the quarter. Given the recent market rally, it’s harder to find excellent businesses trading at discounted prices. Nevertheless, we think there’s still considerable long-term upside for our holdings.

Stocks gained this quarter, even in the face of two significant events that we thought would have caused at least a temporary retreat. The first was the inability of Congress to avoid the automatic budget cuts known as “the sequester.” This action took effect March 1st, and will reduce 2013 government spending by $85 billion in an arbitrary fashion. The cuts will continue into 2014 and beyond, unless our representatives in Washington agree to a more thoughtful approach to balancing our nation’s budget. We were surprised that investors didn’t react negatively to the sequester, since recent government impasses have caused stock market declines.

The second event that worried us, but seemed not to bother the market, was the banking crisis in Cyprus. While this tiny island nation doesn’t play a significant role in the global economy, its

Quarterly Report • Q1 2013	PARNASSUS FUNDS

financial collapse evidences the fragility that still plagues Europe’s banking sector. In the Outlook and Strategy section, we explain why recent events in Cyprus could signal a worsening of Europe’s multi-year financial drama, and how we’ve positioned the portfolio to account for this risk.

The Fund beat the soaring S&P 500 by more than two percentage points during the quarter. We’re delighted with this result, especially since our investment process typically yields a portfolio with less risk than our benchmark, so it often lags when stocks rally sharply. There were no overarching themes, such as sector weightings, that explain our outperformance for the quarter. We beat the index simply by owning a large number of big winners and just one significant loser.

Company Analysis

The only stock that meaningfully reduced the NAV in the quarter was Expeditors International, a freight-forwarder that serves shippers for air and ocean deliveries. This stock trimmed the NAV by 13¢, falling 9.7% from $39.55 to $35.71 per share. The stock dropped because Expeditors wasn’t able to pass along higher-than-normal air carrier costs to shipping customers, which compressed margins. This setback enabled us to increase our position in the first quarter at attractive prices.

We expect margins to bounce back and we think the company has an incredibly valuable customer network, a best-in-class reputation and a customs expertise that is hard to replicate. Furthermore, since the company doesn’t have to invest heavily in depreciating assets, shareholders benefit from its abundant free cash flow, which management uses for dividends and share repurchases.

The Fund had six stocks that contributed at least 20¢ to the NAV. Gilead Sciences, the Fund’s biggest winner of 2012, repeated as our largest gainer for the first quarter. The stock soared 33.2% to $48.93 from $36.73 and boosted the NAV by 29¢. Gilead’s hepatitis C drug, Sofosbuvir, continued to demonstrate excellent cure rates in clinical trials during the first quarter. This therapy, which should launch in 2014, could be among the world’s top-selling drugs in just a few years. Gilead also reported strong sales for its new “four-in-one” HIV pill called Stribild. This once-daily medication is quickly gaining patients, as it offers fewer psychiatric side-effects than Gilead’s previous generation HIV drug, Atripla. While Gilead’s long-term prospects are still outstanding, we trimmed our position in the first quarter, in response to the stock’s incredible run.

Teleflex, a maker of single-use medical products, such as catheters, boosted the NAV by 22¢, as the stock rose 18.5% from $71.31 to $84.51. After several years of shedding non-medical businesses, Teleflex posted strong results as a pure-play medical company. Management expects revenue growth to accelerate to 11-14% in 2013, up from just 1% in the previous year. Teleflex’s 2012 acquisition of LMA International, a company that makes masks for anesthesia and emergency care, is one of the reasons why the growth profile has improved.

Charles Schwab had a great quarter, climbing 23.2% to $17.69 from $14.36 and adding 22¢ to the NAV. While Charles Schwab is known as a brokerage firm, its earnings are heavily dependent on interest rates. For several years, interest rates have been too low for the company to charge its full fees for managing money market funds. This has been a stiff headwind for the stock. However, a rising stock market and improved economic outlook suggest that the timeframe for higher interest rates may have shortened. Once interest rates begin to move higher, Charles Schwab can start lifting money market fees and earning more on its banking assets, which will dramatically increase profits.

While the company waits for interest rates to rise, management is doing a great job building the firm’s long-term earnings power. During its February business update, Charles Schwab announced that it reached a major milestone of $2 trillion in client assets, up 13% from last year’s total. The company continues to add clients by offering strong customer service, low prices and better investment tools than the competition.

Applied Materials, the largest maker of semiconductor manufacturing equipment, jumped 17.8% to $13.48 from $11.44 and increased the NAV by 21¢. Responding to strong demand, Applied Materials’ customers are increasing capacity to build chips for smartphones and tablets. In addition, as computer chips shrink and run faster, their manufacturing processes require more expensive equipment. This trend continued during the first quarter, as key customer Intel raised its 2013 forecast for chip-building expenditures from approximately $10 billion to $13 billion.

We think that investing in Applied Materials is a great way to gain exposure to the mobile computing industry, without having to predict which device-maker will dominate the market. In addition, we’re confident that the company’s culture and

PARNASSUS FUNDS	Quarterly Report • Q1 2013

management have improved greatly under the leadership of President Gary Dickerson and new CFO Bob Halliday. It’s for these reasons that Applied Materials was our fourth largest holding at quarter-end.

Questar, a Utah-based natural gas utility, pipeline operator and energy producer, added 21¢ to the NAV, as its stock rose 23.1% from $19.76 to $24.33. The company’s CEO, Ron Jibson, has positioned Questar for solid, low-risk growth for many years to come. In late March, the company announced that the Utah Public Service Commission approved Wexpro II, which essentially extended Questar’s original Wexpro deal. (Wexpro allows Questar to earn a 20% investment return on its low-cost natural gas wells that supply its utility.) The agreement has been a huge “win-win,” as Wexpro has boosted earnings for Questar, and the company’s utility customers have saved $1.3 billion on their gas bills since 1981.

PepsiCo rounds out our winners, as its stock climbed 15.6% to $79.11 from $68.43, adding 20¢ to the NAV. Since we bought the stock just over a year ago, Pepsi has reported better productivity, innovation and marketing across its product suite. These improvements should yield solid, mid-single digit revenue growth in 2013. We’ve held onto the shares, though they’re up 18.5% from our average cost, because we think the stock still has an attractive risk-reward profile.

Outlook and Strategy

As we mentioned earlier, one of the key economic developments that we closely monitored in the quarter was the financial crisis in Cyprus. This country’s two largest banks, Bank of Cyprus and Laiki Bank, made terrible investments and loans over the last few years. These poor decisions have caused the value of the banks’ assets to drop below the value of their liabilities, meaning that the banks are now insolvent and require a capital infusion.

Normally, a recapitalization of Cypriot banks would have little bearing on our investment strategy. The reason it does now is that European officials and the International Monetary Fund (IMF) handled this episode very differently than previous crises, such as those in Ireland and Greece. In those earlier cases, depositors took no losses, as the bulk of the capital infusions came from public coffers. This time, however, depositors with more than €100,000 in savings stand to lose about half of their money; potentially up to 80% in the case of Laiki Bank.

Though previous publicly-funded bailouts have been questionable, at least they’ve reduced the risk that one nation’s banking crisis would trigger capital flight from the banks of other troubled countries. With the example of Cyprus now fresh in the minds of investors and depositors, the risk has increased that future European bank recapitalizations could spark a broader financial crisis. The reason is that private creditors can no longer count on overwhelming public assistance in times of strain.

While a “multi-national bank-run” scenario appears to have a low probability at this point, if it were to occur, financial stocks throughout Europe and the United States would drop significantly. This is one of the reasons why our Fund is still significantly under-invested in banks, relative to the index. Simply put, we don’t think the stock prices of banks, especially those with international operations, reflect the fragility that we see in the global financial system.

Despite the market’s surge, we bought additional shares in seven existing portfolio companies during the quarter. Our largest increase was in Expeditors International of Washington, a relative newcomer to the Fund. In addition, we initiated an investment in Mondelez, a company with sustainable competitive advantages and terrific growth prospects. This global food giant boasts a large portfolio of brands, including eight that each generate more than $1 billion in annual revenues: Cadbury, Milka, Oreo, Nabisco, Trident, Jacobs, Tang and LU.

Our investment in Mondelez increased our holdings in the consumer staples sector to 20% of the portfolio. At quarter-end, staples

Parnassus Equity Income Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

represented our largest sector overweight relative to the index. We also have a high relative exposure to industrials and utilities. The Fund is significantly under-invested in financial, consumer discretionary and energy stocks, as compared to the S&P 500. These sector weightings represent a defensive posture, which should help us limit losses in the event of a pullback in stocks. If the market continues to rally through the end of 2013, we hope that our high-quality portfolio will continue to outperform as it did in the first quarter.

Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten	Benjamin E. Allen
Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of March 31, 2013, the NAV of the Parnassus Mid-Cap Fund was $22.26, so the total return for the quarter was 9.82%. This compares to a gain of 12.96% for the Russell Midcap Index (the “Russell”) and 10.44% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (the “Lipper average”). We are pleased that the Fund started the year with such a large gain, but are disappointed that we fell behind our benchmarks.

The Fund’s long-term track record remains excellent. The Fund outperformed both the Russell and its Lipper peers over the three- and five-year periods. Since we assumed management of the Fund on October 1, 2008, the Fund has generated an annualized return of 12.47%, ahead of the Russell’s 12.10% return and the Lipper average’s 8.76% return.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Mid-Cap Fund	15.87	14.64	10.40	8.22	1.23	1.20

Russell Midcap Index	17.30	14.62	8.37	8.51	NA	NA

Lipper Multi-Cap Core Average	13.09	10.88	5.27	5.92	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2014. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Domestic equity markets moved much higher in the first quarter of 2013, with all major indices topping records set in 2007. The quarter started off well, when corporate earnings growth came in better than expected. The economy marched ahead, as banks lent more money, the housing market improved and the unemployment rate dropped. On top of that, Federal Reserve Chairman Ben Bernanke reassured investors that interest rates will remain low until the unemployment rate drops much further. This increased the appetite for higher-return investments, such as stocks. Unlike in the past, negative events such as the U.S. sequester, which cuts Federal spending by $85 billion this year, and weak economic reports out of Europe didn’t dampen investor optimism.

Mid-cap stocks led the advance in the overall markets, as the Russell Midcap Index rose 13.0% in the quarter, above the 12.4% jump in the small-cap Russell 2000, and well ahead of the 10.6% gain for the large-cap S&P 500. The Russell Midcap Index is now at an all-time high, 12.9% above its July 2007 peak, and an astonishing 183.4% above its March 2009 low.

The Fund’s first quarter return was impressive, but it still trailed the Russell by 3.1 percentage points and its Lipper peers by 62 basis points (a basis point is 1/100th of 1%). The Russell’s surge was driven by financial services and consumer discretionary stocks, which went up more than the overall market due to better than expected housing and consumer spending activity. The Fund owns fewer businesses in these sectors than the benchmarks, which hurt our performance during the quarter. Another main factor holding back performance was our industrial stocks, which lowered the Fund’s return by 2.3 percentage points versus the Russell.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

Company Analysis

The Fund had two stocks that meaningfully reduced the NAV this quarter. The stock that hurt us the most was Expeditors International, a best-in-class freight-forwarder that matches carriers and shippers for air and ocean deliveries. The stock took 8¢ from each fund share, as it dropped 9.7%, from $39.55 to $35.71. When we initially bought the stock in the fourth quarter of 2012, demand for the company’s services seemed to be at a trough. This quarter, the stock dropped further, because Expeditors couldn’t pass along higher-than-expected air carrier costs to shipping customers, and that compressed margins. We added to our position on this weakness, believing that demand and margins will improve over time.

Our other big loser was Insperity, which dropped 12.9% from $32.56 to $28.37, for a loss of 6¢ per fund share. Insperity, a provider of human resource services to small- and mid-sized businesses, was the Fund’s top performer in 2012, but in early February, after posting solid December-quarter results, the stock dropped when management reported unexpected client losses and a weak year-end selling season in its mid-sized client practice. As a result, the company started 2013 with almost 5% fewer clients than expected, so management materially reduced its 2013 financial guidance. We’re holding onto the stock, because management is committed to solving its client retention and sales force issues. Insperity should benefit as the economy improves and more clients sign up for its value-added human resource services.

Five companies each added 12¢ or more to the NAV. The stock that helped us the most during the quarter was Questar, a Rockies-based company with a regulated gas utility, a natural gas pipeline and storage business and a subsidiary called Wexpro, which produces low-cost natural gas for its utility affiliate. The stock soared 23.1% from $19.76 to $24.33, adding 17¢ to each fund share. Robust industrial demand for natural gas drove better than expected earnings results. The stock moved higher, after the company announced a plan to increase utilization of its Southern Trails Pipeline.

Medical device supplier Teleflex added 15¢ to the NAV, as its stock climbed 18.5% from $71.31 to $84.51. The company reported solid financial results, aided by strong demand for its surgical care supplies and higher pricing across its product lines. Teleflex’s 2012 acquisition of LMA International, a company that makes masks for anesthesia and emergency care, also boosted profits. We see further upside as the company benefits from its restructuring efforts.

Waste Management, a leading provider of waste collection, disposal and recycling services in North America, contributed 13¢ to each fund share, as its stock climbed 16.2% from $33.74 to $39.21. The stock moved higher after the company reported better than expected volumes in its Industrial Collection and Landfill segments. In addition, strong cost reduction efforts bolstered profits during the quarter. Investors are also anticipating improving pricing and volume trends for its residential waste collection business this year as the housing market recovers.

Valeant Pharmaceutical added 12¢ to each fund share, as its stock soared 25.5% from $59.77 to $75.02. Strong demand for its dermatology products, along with solid traction in its emerging markets business, drove better-than-expected revenue results. The stock marched higher later in the quarter after the company announced a bid for Obagi Medical, which extends Valeant’s strong presence in the dermatology products business.

Charles Schwab’s stock jumped 23.2% to $17.69 from $14.36, adding 12¢ to the NAV. While Charles Schwab is known as a brokerage firm, its earnings are heavily dependent on interest rates. For several years, the company hasn’t been able to charge its full fees for managing money market funds, because of low interest rates. During the first quarter, the stock moved higher as investors anticipated that interest rates would eventually rise. Once interest rates move higher, Schwab can lift money market fees and earn more on its banking assets, which will dramatically increase profits.

Parnassus Mid-Cap Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2013

Outlook and Strategy

About one-third of our portfolio is invested in information technology and industrial companies, with a focus on businesses that are capturing share in growing end-markets. Our industrial holdings are particularly attractive over the long-run, due to their secular growth opportunities, recurring revenue streams and difficult-to-replicate assets. These investments should provide protection in down-markets and participation in up-markets. Our technology holdings are well-positioned to benefit from long-term secular drivers spanning a multi-year period. The trends towards mobile shopping, social media and smartphones are creating an explosion of data, which will boost demand for products and services from our holdings Teradata and Verisk. The compression in technology product cycles creates greater demand for capital equipment and software development tools from our holdings in Applied Materials and Synopsys.

Our utility and energy holdings account for 18% of the Fund’s assets. Natural gas prices are currently depressed, but we expect this to change over the next several years, as industrial and electricity power generation demand picks up. Our natural gas transmission and distribution investments like Questar, MDU Resources and Spectra Energy have critical infrastructure assets such as pipelines, gas processing and storage facilities. These businesses charge a steady fee for their pipeline and utility services, providing reliable cash flow. The switch to natural gas from diesel fuel by the trucking industry provides a material opportunity for Questar, as the company rolls out natural gas refueling stations for trucks. Energen and Concho Resources, which are focused on high-margin oil production today, are well-positioned to benefit from continued oil demand. Their deep inventories of natural gas reserves should help the stocks, as natural gas prices recover.

We also continue to own fewer financial services stocks than our benchmarks. The market ignored the recent flare-up in Cyprus, when the country’s two largest banks became insolvent. However, we remain concerned that the problems in Cyprus could have implications for the entire European Union, and in-turn, U.S. banks with international exposure. As a result, most of our financial services exposure is limited to domestically-focused lender First Horizon, asset manager Charles Schwab and financial technology provider SEI Investments. All of these companies have solid return profiles and stable balance sheets.

Thank you for your investment in the Parnassus Mid-Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of March 31, 2013, the NAV of the Parnassus Small-Cap Fund was $24.93, so the total return for the quarter was 4.88%. By comparison, the Russell 2000 Index (“Russell 2000”) of smaller companies was up 12.39% and the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper Average”) was up 11.99%. Although earning almost 5% in a quarter would normally be an excellent return, in this case it was far below our benchmarks. Weakness in our technology and telecommunications stocks hurt our performance and we didn’t have enough winners. The silver lining to this cloud, though, is that many of the stocks in our portfolio are undervalued on a relative basis, and I believe they will bounce back before long.

Below is a table comparing the performance of the Parnassus Small-Cap Fund with that of Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. You’ll notice that our weak relative performance in the quarter has pulled us well below our benchmarks for the one- and three-year periods, but longer-term, we are well ahead of the benchmarks for the five-year period and since inception.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Small-Cap Fund	6.15	9.84	11.58	8.73	1.23	1.20

Russell 2000 Index	16.30	13.45	8.24	7.90	NA	NA

Lipper Small-Cap Core Average	14.81	12.90	7.84	7.58	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2014. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

Three stocks accounted for losses of 20¢ or more on the NAV. Finisar had the biggest negative impact, as its stock slumped 19.1% from $16.30 to $13.19, slicing 22¢ off the value of each fund share. The company makes optical equipment used in telecommunications, and its customers delayed investing in additional network capacity, because they are hesitant to commit significant sums of money until the economy strengthens. Because Internet traffic continues to have strong growth, at some point telecommunications companies will have to make substantial new investments in network capacity, and at that point, sales at Finisar will move much higher – and so will the stock.

EZchip Semiconductor, a designer of semiconductors used in data centers, enterprise networks and telecommunications equipment, saw its stock drop 27% during the quarter, from $33.07 to $24.13 for a loss of 21¢ per fund share. EZchip reduced its long-term revenue outlook after one of its customers, Huawei, decided to design its own semiconductors rather than purchase from EZchip. Investors are worried that other customers may begin to design their own chips. Although this is a risk, we think that EZchip’s technology is of such a high quality, and the costs to switch to in-house chip design are so great, that the company will remain the undisputed leader in network-processors. After the drop in price, the stock is trading at its lowest valuation in two years.

Riverbed Technology knocked 20¢ off the NAV, as it sank 24.4% during the quarter from $19.72 to $14.91. The company makes software for use in

PARNASSUS FUNDS	Quarterly Report • Q1 2013

optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. The stock dropped after management reduced its earnings outlook for the upcoming quarter, citing sluggish public sector demand for its core WAN product and higher integration costs from its recent acquisition of OPNET Technologies. We expect demand for Riverbed’s core WAN optimization software will rebound, as trends toward mobile computing and virtualized workplaces drive greater data traffic across wide-area networks. New product releases and merger synergies should also boost profits next year.

Four of our portfolio companies each accounted for gains of 13¢ or more for each fund share. The biggest contributor was Calgon Carbon, a manufacturer of activated carbon used to remove pollutants from air and water. The stock added 20¢ to the NAV, soaring 27.6% from $14.18 to $18.10, as the company announced $30 million in cost savings, which could double profitability in two years. Longer-term, Calgon offers significant upside, and it has a positive environmental impact, through products that contribute to safe drinking water and less pollution from power plants.

PMC-Sierra, a designer of semiconductors for data-storage and telecommunications, shot up 30.3% from $5.21 to $6.79 for a gain of 18¢ per fund share. The company continues to win storage market-share from its key competitor. Telecommunications-carriers such as AT&T, Sprint, Deutsche Telekom and China Mobile plan to buy more equipment in 2013, so this should help PMC-Sierra.

Questar, a natural gas and pipeline company, saw its stock soar 23.1% from $19.76 to $24.33, adding 16¢ to each fund share. Robust industrial demand for natural gas from Questar’s utility subsidiary drove better-than-expected earnings results. The stock moved higher after the company announced a plan to convert its underutilized Southern Trails natural-gas pipeline to one carrying crude oil from West Texas to California. This should boost earnings and cash flow.

Shares of Pinnacle Financial surged 24% from $18.84 to $23.36 contributing 13¢ to the NAV. Based in Nashville, Tennessee, the bank was founded in 2000 by local industry veterans Terry Turner and Robert McCabe, with the idea that creating a bank that would be a great place to work would result in superior customer service. This is exactly what has happened, and last quarter Pinnacle’s growth rate jumped as the Nashville economy improved.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of March 31, 2013, the NAV of the Parnassus Workplace Fund was $24.01, so the total return for the quarter was 8.30%. This compares to 10.61% for the S&P 500 Index (“S&P 500”) and 10.30% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). Normally, I would be very pleased with an 8% return in a quarter, but the market took off, and we weren’t able to keep up with the surging indices. Weakness in some of our technology issues and freight-forwarders held us back.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods and for the period since inception. Despite our relatively weak first quarter, we are still ahead of both our benchmarks for the one-year period. For the three-year period, we are ahead of the Lipper average, but slightly behind the S&P 500. We remain well ahead of both our benchmarks for the five-year period and the period since inception.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Workplace Fund	14.65	12.24	12.24	9.80	1.14	1.14

S&P 500 Index	13.96	12.68	5.81	6.14	NA	NA

Lipper Large-Cap Core Average	12.93	10.79	4.77	5.55	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2014. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Two stocks each cut 12¢ or more off the value of each fund share, while four stocks each added 13¢ or more to the NAV. The one that hurt us the most was Riverbed Technology, which sliced 20¢ off each fund share as its stock dropped 24.4%, from $19.72 to $14.91. The company makes software for use in optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. The stock dropped after management reduced its earnings outlook for the upcoming quarter, citing sluggish public sector demand for its core WAN product and higher integration costs from its recent acquisition of OPNET Technologies. We expect demand for Riverbed’s core WAN optimization software will rebound, as trends toward mobile computing and virtualized workplaces drive greater data traffic across wide-area networks. New product releases and merger synergies should also boost profits next year.

Expeditors International subtracted 12¢ per share from the Workplace Fund, as its stock dropped 9.7% from $39.55 to $35.71. The company is a freight-forwarder, which is like a travel agent for shipping goods around the world, managing the complex process of finding air or ocean cargo space and ensuring that local customs regulations are followed, so the freight arrives on time. We bought our first shares at the end of 2012, after a decrease in demand for air freight allowed us to invest in the company at an attractive valuation. Unfortunately, demand continued to decrease, and the stock has moved even lower since we bought it. We have added to our position: there’s no way we can identify the point where a stock hits bottom, so we try to average into our positions, buying a moderate amount of shares, then adding more if the stock goes lower. We still feel that Expeditors International is an attractive

PARNASSUS FUNDS	Quarterly Report • Q1 2013

investment. With earnings at a cyclical low, valuation at bargain levels and cash reserves equal to almost 20% of market capitalization, we believe that further downside for the stock is limited, while the upside will be significant when demand for air freight increases.

The stock making the biggest contribution to the Workplace Fund was Gilead Sciences, a biotech company specializing in medicines to treat HIV and liver disease. Gilead contributed 24¢ to the NAV, as its stock rose 33.2% from $36.73 to $48.93. Because of the price increase, we sold a lot of our shares during the quarter. Stribild, the company’s new once-a-day HIV pill that produces higher viral suppression with fewer side effects, doubled in total prescriptions from year-end 2012 to mid-March of 2013. Gilead also continued to have success developing Sofosbuvir (previously called GS-7977), producing more clinical trial data demonstrating the drug’s effectiveness in curing hepatitis C across different and often difficult-to-cure patient populations. Like Stribild, Sofosbuvir is a more effective treatment and better tolerated than its competition.

Applied Materials added 20¢ to each fund share, as its stock climbed 17.8% from $11.44 to $13.48. The company is the biggest maker of semiconductor manufacturing equipment, selling to large chipmakers such as Intel and Taiwan Semiconductor Manufacturing. Customers are increasing capacity to build chips for the growing markets for smartphones and tablets.

Shares of Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 23.2% from $14.36 to $17.69 while adding 20¢ to each fund share. Although earnings increased modestly in the first quarter, the driving force was not net income, but rather an expected increase in interest rates. Interest rates, of course, are still very low, but as the economy improves, investors anticipate higher rates, and this was enough to move Schwab’s stock higher. There are three ways that Schwab will make more money with rising rates. First, it will increase the interest earned on margin loans. Second, it will increase the interest earned on loans made by the Schwab Bank. Third, it will enable Schwab to earn a full fee on managing its money market funds. Because of low interest rates, Schwab had to waive most of its fees on these funds, which last year amounted to $587 million.

Autodesk, a leading software-provider for architects, engineers and designers, added 13¢ to the NAV, as its stock climbed 16.7% from $35.35 to $41.24. The company posted better-than-expected revenues for its December-quarter, led by a surge in large deals valued at greater than $1 million. There was also a big increase in adoption of its integrated design suites by construction and manufacturing customers.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of March 31, 2013, the NAV of the Parnassus Fixed-Income Fund was $17.41, producing a loss for the quarter of 0.43% (including dividends). This compares to a loss of 0.16% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 0.23% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 2013, the 30-day subsidized SEC yield was 0.62% and the unsubsidized SEC yield was 0.59%.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2013

Parnassus Fixed-Income Fund	2.53	4.42	4.85	4.61	0.79	0.75

Barclays Capital U.S. Government/Credit Bond Index	4.56	6.10	5.50	5.05	NA	NA

Lipper A-Rated Bond Fund Average	5.99	6.44	6.14	5.16	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed-Income Fund effective May 1, 2013. This limitation continues until May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

Economic forecasters increased their projections for U.S. economic growth during the quarter, as politicians reached a compromise on the fiscal cliff and postponed the debt ceiling issue to May. There were also encouraging signs in economic data related to housing and manufacturing activity. As a result, the first quarter U.S. GDP growth forecast increased from 1.5% at the start of the year to over 2% by the end of the quarter.

As expectations for economic growth picked up, investors moved out of the safety of Treasury bonds and into riskier investments, such as corporate bonds and stocks. Interest rates increased during the first quarter, especially for long-dated Treasury bonds. The yield on the 10-year Treasury note increased 9 basis points to 1.85%, while the 30-year bond yield finished the first quarter up 15 basis points to 3.10%.

Long-dated Treasury bonds suffered larger losses than short-dated ones, as bond prices move inversely to interest rates. Treasury bonds with a maturity greater than 20 years fell 2.89%, while bonds with maturities between 10 and 20 years declined only 0.77%. In contrast, renewed economic growth helped the returns for corporate bonds, particularly the ones issued by financial institutions, and commercial mortgage-backed securities (CMBS). During the first quarter, financial corporate bonds returned 0.88% and CMBS gained 0.13%.

During the first quarter, the Fund had a loss of 0.43%, because of our exposure to long-dated Treasury bonds. Our Treasury bond holdings reduced the NAV by 8¢, which was partially offset by a 2¢ gain from our corporate bonds.

For the quarter, the Fund trailed the Barclays Capital Index by 27 basis points, due to our larger exposure to the Treasury market and lower

PARNASSUS FUNDS	Quarterly Report • Q1 2013

weighting in corporate bonds. As of the end of the first quarter, the Fund’s asset class allocation included 65.0% of the total net assets invested in Treasury bonds and 29.0% in corporate bonds. This compared to 60.3% in Treasury bonds and 39.7% in corporate bonds for the Barclays Capital Index.

The Fund lagged the Lipper average by 66 basis points in the first quarter, as we didn’t own any financial corporate bonds or CMBS. As of the end of the first quarter, the Fund owned primarily corporate bonds issued by companies in the industrial, technology and healthcare sectors. While these bonds were up during the quarter, they didn’t match the stronger returns of financial corporate bonds. Most of our peers also didn’t have much exposure to the underperforming Treasury market.

Outlook and Strategy

In my opinion, the zero interest rate polices of central banks have forced many investors toward riskier investments in search of better returns. As a result, investors have bid up many corporate bonds to valuation levels that have usually resulted in poor future returns.

According to a Deutsche Bank report, credit spreads, or the difference between U.S. corporate bond yields and Treasury bond yields, are currently at levels that have historically generated negative excess returns. This means that the returns over the next year for corporate bonds are expected to be worse compared to Treasury bonds.

I think that it’s unlikely to see the outperformance of corporate bonds from last year repeated again this year. This is simply because credit spreads are now much tighter. For example, based on Deutsche Bank calculations, financial credit spreads would need to turn negative to achieve comparable returns to last year. In other words, investors would assume the very unlikely scenario where Treasury bonds are perceived to be riskier than financial corporate bonds.

It seems to me that investors are becoming too complacent and that the risks are now more weighted on the downside. Therefore, I think that a defensive investment strategy is appropriate in such an environment. As of the end of the first quarter, U.S. Treasuries were our largest holding, representing 65.0% of the Fund’s total net assets. The rest of the portfolio includes corporate bonds (29.0%), convertible bonds (0.5%), supranational bonds (2.3%), and short-term investments and other assets and liabilities (3.2%).

Thank you for your trust and investment in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Parnassus Fixed-Income Fund as of March 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2013	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

How do you discover which companies are the most admired by business people? Fortune magazine has done it for 30 years by asking executives, directors and analysts to rank companies in their respective industries. The result is their annual list of the “world’s most admired companies.” The 2013 list is out now, ranking the best of the best in 57 industries. On the roster are 368 companies ranked anywhere from 1 to 8 in their industry. And the good news is that the field is dotted with Parnassus Funds holdings. The following 28 companies from our current portfolios earned a place on this prized list: Accenture, Adobe Systems, Applied Materials, Capital One, Cigna, Cisco, Coach, Corning, Deere, Google, Intel, MasterCard, McCormick, Microsoft, JPMorgan Chase, 3M, Nike, Nordstrom, Novartis, Paychex, PepsiCo, Procter & Gamble, Qualcomm, CH Robinson, Target, TCF Financial, United Parcel Service and Wells Fargo.

These seven ranked No. 1 in their industry: Google (internet services), Nike (consumer products), JPMorgan Chase (megabanks), Intel (semiconductors), Nordstrom (general merchandise), Sysco (wholesalers), and 3M (medical equipment).

Finally, Fortune asked the 3,800 respondents to rank the 10 companies they liked the best. The result was a list of 50 all-stars, 15 of which are Parnassus holdings. Here they are (along with their rank on the all-star list): Google (2), Procter & Gamble (15), Nordstrom (16), Microsoft (17), Nike (18), 3M (21), Target (22), JPMorgan Chase (28), UPS (30), PepsiCo (37), Wells Fargo (38), Deere (40), Intel (42), Accenture (44), Cisco (49). Who was No. 1? Apple, of course.

San Francisco-based Riverbed Technology, now 11 years old, is thriving by helping clients keep up with the fast-moving changes in network architecture. Calling itself the “performance company,” Riverbed has won the Alfred P. Sloan Award for Excellence in Workplace Effectiveness and Flexibility for a series of initiatives in its own workplace. It has put into place liberal policies that support employees who want to work from home, new programs allowing employees to take time off after birth or adoption of a child and numerous wellness options that encourage employees to take significant time off to deal with personal and family illness. The Sloan Award is part of a joint project called “When Work Works” sponsored by the Families and Work Institute and the Society for Human Resource Management (SHURM)…Paul Moskowitz (how could I not like that name?), Senior Vice President for Human Resources at food wholesaler Sysco, reports on the company’s diversity efforts. Participation in online training courses has increased 63%. More than 130 female employees attended the annual Women’s Foodservice Forum, making Sysco the second largest presence at this event. The summer internship program has doubled in size. Sysco now spends more than $750 million year buying from women- and minority-owned companies…Nike, the dominant player in sports merchandise, has developed a Restricted Substance List as a guideline for manufacturers to eliminate hazardous substances. The company points out that 60% of the environmental impact of a pair of shoes comes from the materials used. Nike itself is working with the Swiss company, Bluesign Technologies, to accelerate the supply of sustainable materials in its athletic products. This will give contract suppliers in 50 countries information on how to eliminate unsustainable processes such as dyes, detergents and other chemical products…McCormick, the venerable spice company (it has been around since 1889), has opened its first retail outlet, the McCormick World of Flavors, in the Light Street Pavilion at Baltimore’s Inner Harbor. The store showcases flavorings, seasonings and products sold by the company in 110 countries. The first retail destination in the company’s history, the store is located steps away from the old McCormick plant and headquarters building that stood at 414 Light Street from 1920 to 1989.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,950,000	Applied Materials Inc.	26,286,000	13.48	5.3%
1,625,000	Ciena Corp.	26,016,250	16.01	5.2%
1,625,000	Riverbed Technology Inc.	24,228,750	14.91	4.8%
390,000	Capital One Financial Corp.	21,430,500	54.95	4.3%
400,000	Coach Inc.	19,996,000	49.99	4.0%
1,100,000	Charles Schwab Corp.	19,459,000	17.69	3.9%
500,000	Expeditors International of Washington Inc.	17,855,000	35.71	3.6%
1,325,000	Finisar Corp.	17,476,750	13.19	3.5%
775,000	Intel Corp.	16,933,750	21.85	3.4%
450,000	Wells Fargo & Co.	16,645,500	36.99	3.3%
275,000	C.H. Robinson Inc.	16,351,500	59.46	3.3%
800,000	PulteGroup Inc.	16,192,000	20.24	3.2%
240,000	QUALCOMM Inc.	16,068,000	66.95	3.2%
1,100,000	Corning Inc.	14,663,000	13.33	2.9%
700,000	Cisco Systems Inc.	14,637,000	20.91	2.9%
575,000	EZchip Semiconductor Ltd.	13,874,750	24.13	2.8%
200,000	Scripps Networks Interactive Inc.	12,868,000	64.34	2.6%
500,000	DR Horton Inc.	12,150,000	24.30	2.4%
800,000	W&T Offshore Inc.	11,360,000	14.20	2.3%
275,000	Autodesk Inc.	11,341,000	41.24	2.3%
225,000	JPMorgan Chase & Co.	10,678,500	47.46	2.1%
150,000	Target Corp.	10,267,500	68.45	2.1%
125,000	PepsiCo Inc.	9,888,750	79.11	2.0%
650,000	TCF Financial Corp.	9,724,000	14.96	1.9%
1,650,000	Harmonic Inc.	9,553,500	5.79	1.9%
200,000	VeriSign Inc.	9,456,000	47.28	1.9%
310,000	Insperity Inc.	8,794,700	28.37	1.8%
240,000	Toll Brothers Inc.	8,217,600	34.24	1.6%
275,000	Microsoft Corp.	7,867,750	28.61	1.6%
720,000	First Horizon National Corp.	7,689,600	10.68	1.5%
175,000	Adobe Systems Inc.	7,614,250	43.51	1.5%
120,000	Cigna Corp.	7,484,400	62.37	1.5%
175,000	Lam Research Corp.	7,255,500	41.46	1.5%
125,000	Express Scripts Holding Co.	7,206,250	57.65	1.4%
100,000	Novartis AG (ADR)	7,124,000	71.24	1.4%
65,000	Deere & Co.	5,588,700	85.98	1.1%
300,000	Calgon Carbon Corp.	5,430,000	18.10	1.1%
200,000	MDU Resources Group Inc.	4,998,000	24.99	1.0%
75,000	Mondelez International Inc.	2,295,750	30.61	0.5%
10,000	Altera Corp.	354,700	35.47	0.1%

	Total investment in equities	493,322,200		98.7%

	Total short-term securities	2,537,968		0.5%
	Other assets and liabilities	3,812,008		0.8%

	Total net assets	499,672,176		100.0%

	Net asset value as of March 31, 2013	$42.97

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,350,000	Procter & Gamble Co.	258,151,000	77.06	4.4%
3,100,000	PepsiCo Inc.	245,241,000	79.11	4.1%
2,857,914	Teleflex Inc.	241,522,312	84.51	4.1%
17,557,107	Applied Materials Inc.	236,669,802	13.48	4.0%
5,429,738	Waste Management Inc.	212,900,027	39.21	3.6%
250,000	Google Inc.	198,507,500	794.03	3.4%
11,209,656	Charles Schwab Corp.	198,298,815	17.69	3.4%
8,000,000	Questar Corp.	194,640,000	24.33	3.3%
4,887,485	Iron Mountain Inc.	177,464,580	36.31	3.0%
3,150,000	CVS Caremark Corp.	173,218,500	54.99	2.9%
3,177,757	Pentair Ltd.	167,626,682	52.75	2.8%
2,250,670	McCormick & Co.	165,536,779	73.55	2.8%
4,650,000	Sysco Corp.	163,540,500	35.17	2.8%
2,700,000	C.H. Robinson Inc.	160,542,000	59.46	2.7%
2,200,000	Target Corp.	150,590,000	68.45	2.5%
275,000	MasterCard Inc.	148,810,750	541.13	2.5%
4,100,000	Expeditors International of Washington Inc.	146,411,000	35.71	2.5%
4,523,041	Spectra Energy Corp.	139,083,510	30.75	2.4%
1,734,304	Compass Minerals International Inc.	136,836,586	78.90	2.3%
1,550,000	United Parcel Service Inc.	133,145,000	85.90	2.3%
5,340,325	Shaw Communications Inc.	132,012,834	24.72	2.2%
2,044,403	Motorola Solutions Inc.	130,903,124	64.03	2.2%
3,700,000	Paychex Inc.	129,759,000	35.07	2.2%
4,000,000	Mondelez International Inc.	122,440,000	30.61	2.1%
2,500,000	Gilead Sciences Inc.	122,325,000	48.93	2.1%
4,802,500	MDU Resources Group Inc.	120,014,475	24.99	2.0%
2,246,000	Energen Corp.	116,814,460	52.01	2.0%
1,600,000	Novartis AG (ADR)	113,984,000	71.24	1.9%
1,700,000	QUALCOMM Inc.	113,815,000	66.95	1.9%
2,982,249	Patterson Companies Inc.	113,444,752	38.04	1.9%
1,000,000	Praxair Inc.	111,540,000	111.54	1.9%
1,000,000	Accenture PLC	75,970,000	75.97	1.3%
5,000,000	W&T Offshore Inc.	71,000,000	14.20	1.2%
1,600,000	Northwest Natural Gas Co.	70,112,000	43.82	1.2%
910,000	Valeant Pharmaceuticals International Inc.	68,268,200	75.02	1.1%
1,600,000	AGL Resources Inc.	67,120,000	41.95	1.1%
1,073,824	Nike Inc.	63,366,354	59.01	1.1%
1,131,000	WD-40 Co.	61,944,870	54.77	1.0%
1,000,000	Verisk Analytics Inc.	61,630,000	61.63	1.0%

	Total investment in equities	5,515,200,412		93.2%

	Total short-term securities	354,124,411		6.0%
	Other assets and liabilities	46,158,048		0.8%

	Total net assets	5,915,482,871		100.0%

	Net asset value as of March 31, 2013
	Investor shares	$32.81
	Institutional shares	$32.87

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS MID-CAP FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

76,000	Teleflex Inc.	6,422,760	84.51	3.8%
155,000	Waste Management Inc.	6,077,550	39.21	3.6%
112,500	Pentair Ltd.	5,934,375	52.75	3.5%
240,000	Shaw Communications Inc.	5,932,800	24.72	3.5%
239,100	Questar Corp.	5,817,303	24.33	3.4%
162,500	Sysco Corp.	5,715,125	35.17	3.4%
90,000	C.H. Robinson Inc.	5,351,400	59.46	3.2%
500,000	First Horizon National Corp.	5,340,000	10.68	3.2%
148,500	Expeditors International of Washington Inc.	5,302,935	35.71	3.1%
140,000	Iron Mountain Inc.	5,083,400	36.31	3.0%
62,500	Compass Minerals International Inc.	4,931,250	78.90	2.9%
195,000	MDU Resources Group Inc.	4,873,050	24.99	2.9%
113,590	AGL Resources Inc.	4,765,100	41.95	2.8%
122,200	Noble Corp.	4,661,930	38.15	2.7%
345,000	Applied Materials Inc.	4,650,600	13.48	2.7%
145,000	Spectra Energy Corp.	4,458,750	30.75	2.6%
117,000	Patterson Companies Inc.	4,450,680	38.04	2.6%
76,000	Equifax Inc.	4,376,840	57.59	2.6%
152,917	Insperity Inc.	4,338,255	28.37	2.5%
120,000	Synopsys Inc.	4,305,600	35.88	2.5%
56,000	Valeant Pharmaceuticals International Inc.	4,201,120	75.02	2.5%
237,290	Charles Schwab Corp.	4,197,660	17.69	2.5%
65,000	Motorola Solutions Inc.	4,161,950	64.03	2.5%
140,000	SEI Investments Co.	4,039,000	28.85	2.4%
95,000	DENTSPLY International Inc.	4,029,900	42.42	2.4%
40,000	Fiserv Inc.	3,513,200	87.83	2.0%
32,500	Concho Resources Inc.	3,166,475	97.43	1.9%
90,000	Paychex Inc.	3,156,300	35.07	1.9%
65,000	Check Point Software Technologies Ltd.	3,054,350	46.99	1.8%
57,500	Energen Corp.	2,990,575	52.01	1.8%
38,500	McCormick & Co.	2,831,675	73.55	1.7%
44,000	Teradata Corp.	2,574,440	58.51	1.5%
36,000	Scripps Networks Interactive Inc.	2,316,240	64.34	1.4%
35,000	Verisk Analytics Inc.	2,157,050	61.63	1.3%
38,000	Coach Inc.	1,899,620	49.99	1.1%
33,000	Capital One Financial Corp.	1,813,350	54.95	1.1%
21,000	Ecolab Inc.	1,683,780	80.18	1.0%
20,950	Nordstrom Inc.	1,157,069	55.23	0.7%

	Total investment in equities	155,733,457		92.0%

	Total short-term securities	14,173,095		8.4%
	Other assets and liabilities	(655,113)		(0.4%)

	Total net assets	169,251,439		100.0%

	Net asset value as of March 31, 2013	$22.26

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,000,000	First Horizon National Corp.	32,040,000	10.68	4.5%
2,000,000	Ciena Corp.	32,020,000	16.01	4.4%
1,525,000	PulteGroup Inc.	30,866,000	20.24	4.3%
4,875,000	Harmonic Inc.	28,226,250	5.79	3.9%
2,050,000	Finisar Corp.	27,039,500	13.19	3.8%
1,150,000	VCA Antech Inc.	27,013,500	23.49	3.8%
1,475,000	Calgon Carbon Corp.	26,697,500	18.10	3.7%
1,875,000	W&T Offshore Inc.	26,625,000	14.20	3.7%
1,750,000	Riverbed Technology Inc.	26,092,500	14.91	3.6%
950,000	MDU Resources Group Inc.	23,740,500	24.99	3.3%
1,520,100	UTi Worldwide Inc.	22,011,048	14.48	3.1%
850,000	First American Financial Corp.	21,734,500	25.57	3.0%
3,200,000	PMC-Sierra Inc.	21,728,000	6.79	3.0%
885,000	EZchip Semiconductor Ltd.	21,355,050	24.13	3.0%
265,000	Compass Minerals International Inc.	20,908,500	78.90	2.9%
1,000,000	Gentex Corp.	20,010,000	20.01	2.8%
700,000	Insperity Inc.	19,859,000	28.37	2.8%
850,000	Pinnacle Financial Partners Inc.	19,856,000	23.36	2.8%
1,475,000	Blount International Inc.	19,735,500	13.38	2.7%
800,000	Questar Corp.	19,464,000	24.33	2.6%
1,275,000	TCF Financial Corp.	19,074,000	14.96	2.6%
1,450,000	Checkpoint Systems Inc.	18,937,000	13.06	2.6%
950,000	Intrepid Potash Inc.	17,822,000	18.76	2.5%
1,750,000	InterMune Inc.	15,837,500	9.05	2.2%
575,000	Energy XXI (Bermuda) Ltd.	15,651,500	27.22	2.2%
325,000	VeriSign Inc.	15,366,000	47.28	2.1%
300,000	Salix Pharmaceuticals Ltd.	15,354,000	51.18	2.1%
375,000	Iron Mountain Inc.	13,616,250	36.31	1.9%
375,000	Toll Brothers Inc.	12,840,000	34.24	1.8%
2,900,000	Ceragon Networks Ltd.	12,528,000	4.32	1.7%
275,000	AGL Resources Inc.	11,536,250	41.95	1.5%
180,000	Energen Corp.	9,361,800	52.01	1.3%
1,155,800	ClickSoftware Technologies Ltd. (ADR)	9,292,632	8.04	1.3%
125,000	Sirona Dental Systems Inc.	9,216,250	73.73	1.3%
200,000	Hanesbrands Inc.	9,112,000	45.56	1.3%
100,000	Teleflex Inc.	8,451,000	84.51	1.2%
555,000	Compuware Corp.	6,937,500	12.50	1.0%
190,000	Simpson Manufacturing Co., Inc.	5,815,900	30.61	0.8%

	Total investment in equities	713,771,930		99.1%

	Total short-term securities	7,975,243		1.1%
	Other assets and liabilities	(1,808,202)		(0.2%)

	Total net assets	719,938,971		100.0%

	Net asset value as of March 31, 2013	$24.93

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

300,000	Capital One Financial Corp.	16,485,000	54.95	5.1%
1,200,000	Applied Materials Inc.	16,176,000	13.48	5.0%
1,025,000	Riverbed Technology Inc.	15,282,750	14.91	4.7%
250,000	C.H. Robinson Inc.	14,865,000	59.46	4.6%
400,000	Expeditors International of Washington Inc.	14,284,000	35.71	4.4%
625,000	Intel Corp.	13,656,250	21.85	4.2%
1,000,000	Corning Inc.	13,330,000	13.33	4.1%
750,000	Charles Schwab Corp.	13,267,500	17.69	4.1%
1,200,000	First Horizon National Corp.	12,816,000	10.68	4.0%
325,000	Wells Fargo & Co.	12,021,750	36.99	3.7%
280,000	Autodesk Inc.	11,547,200	41.24	3.6%
375,000	Microsoft Corp.	10,728,750	28.61	3.3%
150,000	Target Corp.	10,267,500	68.45	3.2%
150,000	QUALCOMM Inc.	10,042,500	66.95	3.1%
130,000	Procter & Gamble Co.	10,017,800	77.06	3.1%
450,000	Cisco Systems Inc.	9,409,500	20.91	2.9%
145,000	Cigna Corp.	9,043,650	62.37	2.8%
280,000	Mondelez International Inc.	8,570,800	30.61	2.7%
120,000	Novartis AG (ADR)	8,548,800	71.24	2.6%
325,000	MDU Resources Group Inc.	8,121,750	24.99	2.5%
100,000	PepsiCo Inc.	7,911,000	79.11	2.4%
500,000	TCF Financial Corp.	7,480,000	14.96	2.3%
150,000	Adobe Systems Inc.	6,526,500	43.51	2.0%
200,000	Simpson Manufacturing Co., Inc.	6,122,000	30.61	1.9%
70,000	Deere & Co.	6,018,600	85.98	1.9%
90,000	Scripps Networks Interactive Inc.	5,790,600	64.34	1.8%
150,000	Lowe’s Cos., Inc.	5,688,000	37.92	1.8%
180,000	Insperity Inc.	5,106,600	28.37	1.6%
100,000	Gilead Sciences Inc.	4,893,000	48.93	1.5%
100,000	Altera Corp.	3,547,000	35.47	1.1%
4,000	Google Inc.	3,176,120	794.03	1.0%
40,000	Intuit Inc.	2,626,000	65.65	0.8%
25,000	Accenture PLC	1,899,250	75.97	0.6%
17,500	3M Co.	1,860,425	106.31	0.6%
50,000	Seagate Technology	1,828,000	36.56	0.6%

	Total investment in equities	308,955,595		95.6%

	Total short-term securities	15,269,957		4.7%
	Other assets and liabilities	(1,211,443)		(0.3%)

	Total net assets	323,014,109		100.0%

	Net asset value as of March 31, 2013	$24.01

Quarterly Report • Q1 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2013 (unaudited)

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	Hologic Inc. 2.00%, due 12/15/2037	1,003,750	100.38	0.5%

	Total investment in convertible bonds	1,003,750		0.5%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	4,022,620	100.57	1.9%
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,791,662	108.33	1.8%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,484,152	116.14	1.6%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,326,190	110.87	1.6%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,313,992	110.47	1.6%
3,000,000	Genentech Inc. 4.75%, due 07/15/2015	3,268,554	108.95	1.6%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,198,297	106.61	1.5%
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	3,182,105	113.65	1.5%
2,500,000	Praxair Inc. 4.38%, due 03/31/2014	2,594,890	103.80	1.2%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,448,974	122.45	1.1%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,386,048	119.30	1.1%
2,000,000	Applied Materials Inc. 5.85%, due 06/15/2041	2,381,882	119.09	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,329,332	116.47	1.1%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,290,428	114.52	1.1%
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021	2,268,222	113.41	1.1%
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,235,828	111.79	1.0%
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	2,227,832	111.39	1.0%
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	2,226,640	111.33	1.0%
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,127,136	106.36	1.0%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,099,078	104.95	1.0%

PARNASSUS FUNDS	Quarterly Report • Q1 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2013 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,087,006	104.35	1.0%
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	2,065,380	103.27	1.0%
1,576,946	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,860,795	118.00	0.9%
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015	526,912	105.38	0.2%

	Total investment in corporate bonds	61,743,955		29.0%

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	International Finance Corp. 0.50%, due 05/16/2016	4,999,370	99.99	2.3%

	Total investment in supranational bonds	4,999,370		2.3%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 4.38%, due 05/15/2040	7,520,628	125.34	3.5%
6,000,000	U.S. Treasury 3.75%, due 08/15/2041	6,785,628	113.09	3.2%
6,000,000	U.S. Treasury 3.50%, due 02/15/2039	6,524,064	108.73	3.1%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	6,270,000	104.50	2.9%
6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,214,218	103.57	2.9%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,193,596	103.23	2.9%
6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,180,936	103.02	2.9%
6,000,000	U.S. Treasury 2.00%, due 02/15/2022	6,168,282	102.80	2.9%
6,000,000	U.S. Treasury 3.13%, due 11/15/2041	6,035,628	100.59	2.8%
6,000,000	U.S. Treasury 1.75%, due 05/15/2022	6,017,346	100.29	2.8%
6,000,000	U.S. Treasury 3.00%, due 05/15/2042	5,874,372	97.91	2.8%
5,000,000	U.S. Treasury 3.63%, due 02/15/2020	5,809,375	116.19	2.7%
5,000,000	U.S. Treasury 3.50%, due 05/15/2020	5,773,440	115.47	2.7%
5,000,000	U.S. Treasury 2.75%, due 02/15/2019	5,512,500	110.25	2.6%

Quarterly Report • Q1 2013	PARNASSUS FUNDS

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,061,330	101.23	2.4%
4,000,000	U.S. Treasury 3.75%, due 11/15/2018	4,630,000	115.75	2.2%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,578,752	114.47	2.1%
4,500,000	U.S. Treasury 3.13%, due 09/30/2013	4,566,798	101.48	2.1%
4,500,000	U.S. Treasury 1.13%, due 06/15/2013	4,509,491	100.21	2.1%
4,000,000	U.S. Treasury 2.75%, due 05/31/2017	4,355,312	108.88	2.0%
4,000,000	U.S. Treasury 1.75%, due 04/15/2013	4,002,500	100.06	1.9%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,777,813	107.94	1.8%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,138,750	104.63	1.5%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,119,298	103.98	1.5%
2,197,580	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	2,793,331	127.11	1.3%
2,506,660	U.S. Treasury (TIPS) 1.88%, due 07/15/2013	2,556,010	101.97	1.2%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,316,250	115.81	1.1%
1,098,790	U.S. Treasury (TIPS) 1.63%, due 01/15/2018	1,281,034	116.59	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,035,312	103.53	0.5%

	Total investment in U.S. government treasury bonds	138,601,994		65.0%

	Total long-term investments	206,349,069		96.8%

	Total short-term securities	5,509,001		2.6%

	Other assets and liabilities	1,234,619		0.6%

	Total net assets	213,092,689		100.0%

	Net asset value as of March 31, 2013	$17.41

PARNASSUS FUNDS	Quarterly Report • Q1 2013

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Quarterly Report • Q1 2013	PARNASSUS FUNDS

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